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                                                                     EXHIBIT 4.1

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 COMMON STOCK          [LOGO OF HEALTHCENTRAL.COM]           COMMON STOCK

  NUMBER                                                     SHARES
                          HEALTHCENTRAL.COM             CUSIP 42221V 10 6
  PH                                                    SEE REVERSE FOR
                                                          DEFINITIONS

             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


           FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK,
                             $0.001 PAR VALUE, OF


                               HEALTHCENTRAL.COM

                             CERTIFICATE OF STOCK

Transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

 WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


  /s/                           [CORPORATE SEAL               /s/
                             OF HEALTHCENTRAL.COM]

CHIEF FINANCIAL OFFICER AND TREASURER       CHAIRMAN AND CHIEF EXECUTIVE OFFICER

            COUNTERSIGNED AND REGISTERED:
                                                 U.S. STOCK TRANSFER CORPORATION
                                                    TRANSFER AGENT AND REGISTRAR
            BY
                                                            AUTHORIZED SIGNATURE

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                               HEALTHCENTRAL.COM


The Corporation will furnish without charge to each stockholder who so requests a copy of the powers, designations, preferences and relative, participating, optional or other special rights to each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common   UNIF GIFT MIN ACT-.........Custodian.........
TEN ENT - as tenants by the                         (Cust)           (Minor)
          entireties                                under Uniform Gifts to
JT TEN  - as joint tenants with                     Minors Act................
          right of survivorship                                   (State)
          and not as tenants in
          common

 Additional abbreviations may also be used though not in the above list.
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 FOR VALUE RECEIVED, _____________________________ hereby sell(s), assign(s)
and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY
 OR OTHER IDENTIFYING NUMBER
         OF ASSIGNEE

_____________________________

_____________________________

________________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said shares on the books of the within named
Corporation with full power of substitution in the premises.

Dated ____________________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT   X_______________________________
MUST CORRESPOND WITH THE NAME(S) AS                     (SIGNATURE)
WRITTEN UPON THE FACE OF THE
CERTIFICATE IN EVERY PARTICULAR,              X_______________________________
WITHOUT ALTERATION OR ENLARGEMENT OR                    (SIGNATURE)
ANY CHANGE WHATEVER.

                                         ---------------------------------------
                                         THE SIGNATURE(S) SHOULD BE GUARANTEED
                                         BY AN ELIGIBLE GUARANTOR INSTITUTION
                                         (BANKS, STOCKBROKERS, SAVINGS AND
                                         LOAN ASSOCIATIONS AND CREDIT UNIONS
                                         WITH MEMBERSHIP IN AN APPROVED
                                         SIGNATURE GUARANTEE MEDALLION PROGRAM),
                                         PURSUANT TO S.E.C. RULE 17Ad-15.
                                         ---------------------------------------
                                         SIGNATURE(S) GUARANTEED BY:

                                         ---------------------------------------


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